SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Filed by the registrant [x]
       Filed by a party other than the registrant [ ]
       Check the appropriate box:
       [ ]    Preliminary proxy statement      [ ] Confidential, for Use of the
       [x]    Definitive proxy statement           Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
       [ ]    Definitive additional materials
       [ ]    Soliciting material pursuant to Rule 14a-11(c)  or Rule 14a-12

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [x]  No Fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

     (2)    Form, schedule or registration statement no.:

     (3)    Filing party:

     (4)    Date filed:

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                               Six Harrison Street
                            New York, New York 10013

                                  May 23, 1997

To Our Stockholders:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Franklin Credit Management Corporation (the "Company"), which will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, on Wednesday, June 11, 1997, at 10:00 A.M., New York time.

         The Notice of Annual Meeting and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter and are accompanied by the Company's Annual Report for the fiscal year ended December 31, 1996.

         We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                            Sincerely yours,


                                            THOMAS J. AXON
                                            President

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                               SIX HARRISON STREET
                            NEW YORK, NEW YORK 10013
                                 (212) 925-8745

                      ------------------------------------

                  NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 11, 1997

                      ------------------------------------

         Notice is hereby given that the Annual Meeting of Stockholders of Franklin Credit Management Corporation (the "Company") will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, at 10:00 A.M., New York time, on Wednesday, June 11, 1997 for the following purposes:

          1. to elect three Directors to Class 3 of the Company's Board of Directors;

          2. to ratify the appointment of McGladrey & Pullen as the Company's independent public auditors for the fiscal year ending December 31, 1997; and

          3. to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

         The Board of Directors unanimously recommends that you vote FOR the election of all three nominees as Directors and FOR the approval of the appointment of the independent public auditors.

         Stockholders of record at the close of business on May 16, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE RETURNED A PROXY. BY PROMPTLY RETURNING YOUR PROXY, YOU WILL GREATLY ASSIST US IN PREPARING FOR THE ANNUAL MEETING.

                                           By Order of the Board of Directors,


                                           THOMAS J. AXON
                                           President

New York, New York
May 23, 1997

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                               SIX HARRISON STREET
                            NEW YORK, NEW YORK 10013
                                 (212) 925-8745

                      ------------------------------------


                               PROXY STATEMENT FOR
                       1997 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 1997

                      ------------------------------------


GENERAL INFORMATION

         This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about May 23, 1997, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Franklin Credit Management Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Stockholders") of the Company (the "Annual Meeting"). The Annual Meeting will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, at 10:00 A.M., New York time, on Wednesday, June 11, 1997, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of 1997 Annual Meeting of Stockholders.

         The annual report of the Company, containing financial statements of the Company as of December 31, 1996, and for the year then ended (the "Annual Report"), has been delivered or is included with this proxy statement.

         A list of the Stockholders entitled to vote at the Annual Meeting will be available for examination by Stockholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the corporate offices of the Company. A Stockholder list will also be available for examination at the Annual Meeting.

         If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election as Directors of the nominees named below under the caption "Election of Directors" to Class 3 of the Board of Directors, (ii) FOR the ratification of the appointment of McGladrey & Pullen ("M&P") as independent public auditors for the Company's fiscal year ending December 31, 1997, and (iii) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; however, any Stockholder who does attend the Annual Meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by timely submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

         This Proxy Statement and the accompanying form of proxy are being mailed to Stockholders of the Company on or about May 23, 1997.

         Following the original mailing of proxy solicitation material, executiv and other employees of the Company and professional proxy solicitors may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries who are record holders of the Company's Common Stock to forward proxy solicitation material to the beneficial owners of such stock, and the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

         The Company's Board of Directors has unanimously voted to recommend that you vote for the nominees for election to the Board of Directors listed below and for the appointment of M&P as the independent public auditors of the Company for the fiscal year ended December 31, 1997.

VOTING OF SHARES

         The holders of one-third of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. However, brokers have discretionary authority to vote on all the proposals being submitted hereby to the Stockholders. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker.

         The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the election; votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required for the appointment of the independent public auditors. On these matters the abstentions will have the same effect as a negative vote. Because Broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal, a Broker non-vote will have no effect on the outcome.

         The Company will appoint an inspector to act at the Annual Meeting who will: (1) ascertain the number of shares outstanding and the voting powers of each; (2) determine the shares represented at the Annual Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determinations by such inspector; and (5) certify his determination of the number of shares represented at the Annual Meeting and his count of all votes and ballots.

         Only Stockholders of record at the close of business on May 16, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on May 16, 1997, there were outstanding 1,102,077 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of May 16, 1997, the number of shares of Common Stock (and the percentage of the Company's Common Stock) beneficially owned by (i) each person known (based solely on Schedules 13D or 13G filed with the Securities and Exchange Commission (the "Commission") to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Company, (iii) the Named Executives (as defined in "Executive Compensation" below), and (iv) all Directors and executive Officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.


                                                     NUMBER OF SHARES                 PERCENTAGE (%)
NAME AND ADDRESS                                    BENEFICIALLY OWNED               OF COMMON STOCK
----------------                                    ------------------               ---------------

Thomas J. Axon(1)(2)..........................                 596,224                    54.06%

Frank B. Evans, Jr.(1)(3)....................                  185,550                    16.82%

Joseph Caiazzo(1)(4)...........................                 10,220                      *

Vincent A. Merola..............................                 59,187                    5.37%
25 Wildwood Court
Montvale, NJ 07645

Joseph Bartfield(1)(5).........................                 19,958                    1.81%

Robert M. Chiste(1)(5).........................                  9,511                      *

Steven W. Lefkowitz(1)(6)......................                 17,650                    1.57%

Allan R. Lyons(1)(5)...........................                    500                      *

William F. Sullivan(1)(7)......................                  2,190                      *

Eugene T. Wilkinson(1)(5)......................                  3,402                      *

All Directors and Executive Officers as a
group (8 persons)(8)...........................                845,205                    74.67%

--------------------------

*        Indicates beneficial ownership of less than one (1%) percent.

(1) Mailing address: c/o Franklin Credit Management Corporation, Six Harrison Street, New York, New York 10013.

(2) Includes 2,322 shares beneficially owned by Mr. Axon's mother, Ann Axon, with respect to which shares Mr. Axon disclaims beneficial ownership and 206 shares owned of record by him as custodian for a minor child.

(3) Includes 1,045 shares beneficially owned by Mr. Evans's father, Frank Evans, with respect to which shares Mr. Evans disclaims beneficial ownership.

(4) Includes 10,000 shares of Common Stock issuable upon exercise of options exercisable within sixty days.

(5) Includes 500 shares of Common Stock issuable upon exercise of options exercisable within sixty days.

(6) Includes 17,650 shares of Common Stock issuable upon exercise of options exercisable within sixty days.

(7) Includes 250 shares of Common Stock issuable upon exercise of options exercisable within sixty days.

(8) Includes 29,900 shares of Common Stock issuable upon exercise of options exercisable within sixty days.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms that they file.

         Based solely on review of the copies of such reports furnished to the Company, the Company believes that during the fiscal year ended December 31, 1996 ("Fiscal 1996") all Section 16(a) filing requirements applicable to its Officers, Directors and greater than ten percent stockholders were complied with except for the submission four days late of a single Form 4 by each of Mr. Evans and Mr. Bartfield.


                                    PROPOSALS

         The Company's Board of Directors has unanimously voted to recommend the nominees for election to the Board of Directors listed below and for the appointment of M&P as the independent public auditors of the Company for the fiscal year ending December 31, 1997.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

         The Board of Directors is divided into three classes. Each class is elected in a different year for a term of three years, except to the extent that shorter terms may be required to effect an appropriate balance among the classes in the event of an increase in the number of Directors. It is proposed to elect three Directors to Class 3 of the Company's Board of Directors, each for a term of three years. All of the nominees, set forth in the table below, are currently members of the Board of Directors. Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

         The following sets forth certain information with respect to each of the three nominees to Class 3 of the Board of Directors as well as to the remaining Directors and executive Officers of the Company:

                                                            Year First
Name                                       Age           Elected Director      Office
----                                       ---           ----------------      ------

Nominees to the Board

Thomas J. Axon                             45                  1994            President, Chief Executive Officer
                                                                               and Director

Frank B. Evans, Jr.                        45                  1994            Vice President, Chief Financial
                                                                               Officer, Treasurer, Secretary and
                                                                               Director

Steven W. Lefkowitz                        41                  1996            Director


                                                      -4-





Other Directors and Executive
Officers

Joseph Bartfield                           41                  1994            Director

Joseph Caiazzo                             39                  1994            Vice President, Chief Operating
                                                                               Officer and Director

Robert M. Chiste                           49                   1994           Director

Allan R. Lyons                             56                  1994            Director

William F. Sullivan                        47                  1996            Director

Eugene T. Wilkinson                        46                  1994            Director

                NOMINEES TO CLASS 3 DIRECTOR FOR TERM ENDING 2000


         Thomas J. Axon has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since December 30, 1994. Mr. Axon served as President and a Director of Franklin Credit Management Corporation ("Franklin") from its inception in 1990 until its merger on December 30, 1994 with the Company (the "Merger"), which until the Merger had operated under the name Miramar Resources, Inc. ("Miramar"). Mr. Axon also served as a Director of the Company from 1991 until the Merger. Since 1984, Mr. Axon has also served as the President of Axon Associates, Inc., a company engaged in consumer financing. Since 1985, Mr. Axon has been the president and owner of RMTS Associates, LLC. ("RMTS"), an insurance consulting and underwriting business with emphasis in professional sports, medical stop-loss insurance and large risk management. Mr. Axon holds a Bachelor of Arts in economics from Franklin and Marshall College and attended the New York University Graduate School of Business.

         Frank B. Evans, Jr. has served as Vice President, Treasurer, Chief Financial Officer, Secretary and Director of the Company since December 30, 1994. Mr. Evans also served as the Secretary, Treasurer, a Vice President and a Director of Franklin. Mr. Evans is CEO of Earthsafe Corporation, a McLean, Virginia firm that designs and supplies environmental compliance systems. Since October 1995, Mr. Evans has served as Vice President of RMTS, an insurance consulting and underwriting business. Mr. Evans is a Certified Public Accountant and holds a Bachelor of Science from the University of Maryland and a Masters in business from the University of Southern California.

         Steven W. Lefkowitz has served as a Director of the Company since June 1996. Mr. Lefkowitz is the founder and President of Wade Capital Corporation, a privately held investment firm organized in 1990. From 1988 to 1990, Mr.
Lefkowitz served as a Vice President of Corporate Finance for Drexel Burnham Lambert, Incorporated, where he had been employed since 1985. Mr. Lefkowitz serves on the Board of Directors of several private companies. Mr. Lefkowitz holds a Bachelor of Arts degree in history from Dartmouth College and a Masters in business administration from Columbia University.

                   CLASS 1 DIRECTORS WITH TERMS EXPIRING 1998

         Joseph Bartfield has served as a Director of the Company since December 30, 1994. Mr. Bartfield has practiced law in New York State since 1980. Since 1988 he has been self-employed, specializing in commercial and real estate law with particular emphasis on commercial litigation and commercial arbitration. Mr. Bartfield graduated from New York Law School and holds a masters degree in political science from Long Island University.

         Joseph Caiazzo has served as a Director of the Company since December 30, 1994 and Vice President and Chief Operating Officer since March of 1996. From August 1989 to March 1996, Mr. Caiazzo served as corporate controller of R.C. Dolner, Inc., a general contractor. He holds a Bachelor of Science from St. Francis College and a Masters of Business Administration in Finance from Long Island University.

         Robert M. Chiste has served as a Director of the Company since December 30, 1994. Since November 1994 Mr. Chiste has served as Chief Executive Officer and a Director of Allwaste, Inc. From February 1986 to November 1994, Mr. Chiste served as Chief Executive Officer and President of American National Power, Inc., successor to Transco Energy Ventures Company. Mr. Chiste holds a Bachelor of Science with honors in mathematics from Trenton State College, a J.D. cum laude from Rutgers University School of Law and a Master of Business Administration cum laude from Rutgers University School of Management.


                   CLASS 2 DIRECTORS WITH TERMS EXPIRING 1999

         Allan R. Lyons has served as a Director of the Company since December 30, 1994. Mr. Lyons is a Certified Public Accountant who has been a principal in Piaker & Lyons, P.C. and its predecessors since 1968. Mr. Lyons is engaged primarily in estate, tax and financial planning services including investment structuring. Mr. Lyons has been a director of Starlog Franchise Corporation since August 1993, and a Director of The Score Board, Inc., a corporation primarily engaged in the sale of sports and entertainment memorabilia since June 1990. Mr. Lyons holds a Bachelor of Science in accounting from Harpur College and a Masters of Business Administration from Ohio State University.

         William F. Sullivan has served as a Director of the Company since June 1996. Mr. Sullivan has been a Partner at Marnik & Sullivan, a general practice law firm, since 1985 and is admitted to both the New York State and Massachusetts Bar Associations. Mr. Sullivan graduated from Suffolk University School of Law and holds a Bachelor of Arts in political science from the University of Massachusetts.

         Eugene T. Wilkinson has served as a Director of the Company since December 30, 1994. Mr. Wilkinson has served as President and CEO of Management Facilities Corporation, a Warren, New Jersey reinsurance facilities manager, underwriter and consultant primarily in the health care field since 1987. Mr. Wilkinson holds a Bachelor of Business Administration from the University of Ohio.

         All Directors hold office until the expiration of the three year term of the class of Directors to which they were elected and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The Company's Officers are elected by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements. Pursuant to the By-laws of the Company, the Board of Directors has set the number of Directors at nine with three classes of three Directors each. Nine Directors are currently serving. No familial relationships exist between any Directors or executive Officers of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has an Audit Committee. Messrs. Bartfield, Lyons and Wilkinson serve on the Audit Committee. The Audit Committee meets with the Company's auditors and principal financial personnel to review the results of the annual audit. The Audit Committee also reviews the scope of the annual audit and other services before they are undertaken by the Company's auditors, and reviews the adequacy and effectiveness of the Company's internal accounting controls.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During Fiscal 1996, there were 3 meetings of the Board of Directors of the Company and no meetings of the Audit Committee. No Director other than Robert Chiste attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors and of any committee on which he served.

COMPENSATION OF DIRECTORS

         Directors of the Company received no compensation for their service as such. Effective June 5, 1996, each non-employee director of the Company who had served as a director since 1994 was granted an option to purchase 2,000 shares of Common Stock, and each other non-employee director was granted an option to purchase 1,000 shares of Common Stock, pursuant to the Company's 1996 Stock Incentive Plan. These options vest 25% each year on the first four anniversaries of the date of grant at $7.80 per share. To date none of these options have been exercised.


                                              EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth compensation earned by or paid to Thomas
J. Axon, the Chief Executive Officer of the Company (the "Named Executive"). The Company awarded or paid such compensation to Mr. Axon for services rendered in all capacities during the applicable fiscal years.

                           SUMMARY COMPENSATION TABLE

===================================================================================================================
                                                                         Annual Compensation
-------------------------------------------------------------------------------------------------------------------
                                                                                                Other Annual
           Name and                Fiscal Year            Salary              Bonus             Compensation
      Principal Position                                    ($)                ($)                   ($)
-------------------------------------------------------------------------------------------------------------------
Thomas J. Axon-Chief                  1996                  $0                  -                    $7,000(1)
Executive Officer                     1995                  $0                  -                    $7,000(1)
                                      1994                  $0                  -                    $7,000(1)
===================================================================================================================

(1)  Represents health insurance benefits received by Mr. Axon.


EMPLOYMENT AGREEMENTS.

         The Company and its subsidiaries have written employment agreements with two of its senior employees. Mr. Joseph Caiazzo, the Company's Chief
Operation Officer and Ms. Marcia Vacacela, President of Liberty Lending Corporation, a wholly-owned subsidiary of the Company. Mr. Caiazzo entered into a five year contract for annual compensation of $125,000 beginning March 25, 1996 and expiring on March 24, 2001. In addition, under his employment contract Mr. Caiazzo will receive a bonus of 3.5% of post-tax profits in excess of $500,000. Mr. Caiazzo also received a grant of 20,000 options to purchase Common Stock, of which 10,000 vested immediately and the balance of which will vest on March 26, 1998.

         Ms. Vacacela, entered into a two year employment agreement with Liberty Lending effective January 1, 1997. The agreement provides for an annual compensation of $104,000 and provides for a renewal term of four years, upon agreement of the parties. Ms. Vacacela also received a signing bonus of $12,000 and a grant of 10,000 options to purchase Common Stock, of which 2,000 vest after each year of service is completed. In addition, under her employment agreement Ms. Vacacela will receive a bonus based on 1.5% of post-tax profits of Liberty Lending from $250,000 up to $2 million and 1% of any post-tax profits in excess of $2 million.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         During the year ended December 31, 1995, the Company held an undivided 60% interest in an office condominium unit located on the Sixth Floor of Six Harrison Street, New York, New York, which houses the Company's principal executive offices. During the fiscal year ended December 31, 1995, the Company made monthly mortgage payments proportional to its undivided 60% interest of the mortgage of the unit. On December 31, 1995, the Company purchased the remaining undivided interests in the condominium unit from RMTS and Axon Associates, Inc. ("Axon") in consideration of the assumption by the Company of the obligation to pay all principal and interest under the mortgage and a purchase price of $150,000, half of which is due to each of RMTS and Axon. In payment of such amounts the Company issued to RMTS and to Axon 10% Demand Notes due on demand, which are reflected on the financial statements of the Company as Notes Payable to Affiliates at December 31, 1996 and December 31, 1995. Thomas J. Axon owns 100% of the outstanding stock of Axon.

         The Company has indebtedness to Mr. Axon currently in the amount of $79,000, $75,000 of which was originally incurred to Axon Associates, Inc. on December 31, 1995 in respect of the purchase by the Company of the remainder of the undivided interest in the condominium unit and $4,000 of which is the principal amount remaining outstanding on a 1994 advance of $120,000 to fund the purchase of a portfolio. This indebtedness bears interest at a rate of 10% per annum and requires quarterly payments of $6,000 in respect of principal and interest.

         Additionally, in connection with such purchase, the Company incurred indebtedness of $100,000 to RMTS. Such indebtedness accrues interest at a rate of 10% per annum and is payable on demand.

         In January, 1995 the Company incurred indebtedness to Vincent A. Merola, the former Secretary of Miramar, and Mr. Axon, the President of the Company, of $90,034 and $82,139, respectively, in respect of advances used to finance certain of the Company's ordinary operating expenses in 1995. Such indebtedness bears interest at a rate of 10% per annum. The indebtedness to Mr. Merola requires monthly payments of $4,155 until repaid in full at December 31, 1997, and the indebtedness to Mr. Axon requires monthly interest payments, with the principal due upon demand. $39,704 of the indebtedness to Mr. Merola currently remains outstanding.

         As of December 31, 1996, the Company had indebtedness of $65,000 outstanding to RMTS in respect of a November 1996 advance under a line of credit provided to the Company by RMTS to fund deposits required in connection with bids at notes receivable auctions. The indebtedness bears interest at a rate of 9.85% per annum and $8,250 of the indebtedness to RMTS currently remains outstanding.

         On May 3, 1995, the Company entered into a letter agreement with Wade Capital Corporation ("WCC"), of which Steven W. Lefkowitz, a member of the Company's Board of Directors, serves as President, pursuant to which WCC was retained through April 30, 1996 to provide financial advisory services to the Company. In consideration for such services, the Company agreed to pay WCC a monthly retainer of $2,500 and a success fee based upon performance parameters, and to issue WCC a five year warrant to purchase 5% of the amount of the Company's securities issued in any financing or acquisition transaction. The Company has paid WCC the $30,000 of retainer fees pursuant to this Agreement.

         On April 24, 1997, the Company entered into a letter agreement with WCC pursuant to which the Company issued to WCC a five year warrant to purchase 17,400 shares of the Company's Common Stock, in consideration for the financial advisory services to be provided by WCC to the Company during the twelve-month period following such date. This letter agreement superseded the letter agreement entered into in 1995.

             VOTE REQUIRED FOR APPROVAL OF THE ELECTION OF DIRECTORS

         The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the Election. Proxies solicited by the Board of Directors will be voted for each of the nominees listed above, unless Stockholders specify otherwise.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.


             PROPOSAL 2 - APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

         The firm of McGladrey & Pullen, independent certified public auditors, has audited the Company's financial statements since 1994. The Board of Directors has appointed M&P as the Company's independent public auditors for the fiscal year ending December 31, 1997 and the Stockholders will be asked to ratify such appointment. It is expected that a representative of M&P will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.


                      VOTE REQUIRED FOR RATIFICATION OF M&P

         Ratification of the appointment of M&P requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF M&P.


                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented to Stockholders for formal action at the Annual Meeting. If, however, any other matter or matters are properly brought before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.


                              STOCKHOLDER PROPOSALS

         Any Stockholder proposal intended to be presented at the next annual meeting of Stockholders must be received by the Company at its principal executive offices, Six Harrison Street, New York, New York 10013, no later than January 23, 1998, in order to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with that meeting.


                                OTHER INFORMATION

         Although it has entered into no formal agreements to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Such proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission or special letter by Directors, Officers and regular employees of the Company without additional compensation.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A STOCKHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

         IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (212) 925-8745.


                                                     Sincerely yours,


                                                     THOMAS J. AXON
                                                     President


New York, New York
May 23, 1997

                                                                       EXHIBIT A

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                      ------------------------------------

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


         The undersigned hereby appoints Thomas J. Axon and Joseph Caiazzo, or if only one is present, then that individual, with full power of substitution, to vote all shares of Franklin Credit Management Corporation (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the corporate offices of the Company, on Wednesday, the 11th day of June, 1997, at 10:00 a.m., New York time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:


1. ELECTION OF DIRECTORS: To elect the nominees for Class 3 Director below for a term of three years;

          FOR ALL NOMINEES LISTED BELOW
          (except as marked to the contrary below) [ ]

          WITHHOLD AUTHORITY
          to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                         Thomas J. Axon
                         Frank B. Evans, Jr.
                         Steven W. Lefkowitz

2. APPROVAL OF AUDITORS: To ratify and approve the appointment of McGladrey & Pullen as independent public auditors of the Company for the fiscal year ending December 31, 1997;

                  FOR [ ]           AGAINST [ ]              ABSTAIN [ ]

and in their discretion, upon any other matters that may properly come before the meeting or any adjournments or postponements thereof.

            (Continued and to be dated and signed on the other side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.


                             Dated: _____________________________, 1997


                             ------------------------------------------------
                                              (Signature of Stockholder)



                             ------------------------------------------------
                                              (Signature of Stockholder)


                                                  Your  signature  should appear
                                                  the same as your name  appears
                                                  herein.    If    signing    as
                                                  attorney,            executor,
                                                  administrator,    trustee   or
                                                  guardian,  please indicate the
                                                  capacity  in  which   signing.
                                                  When signing as joint tenants,
                                                  all   parties   to  the  joint
                                                  tenancy  must  sign.  When the
                                                  proxy    is    given    by   a
                                                  corporation,   it   should  be
                                                  signed   by   an    authorized
                                                  officer.